Exhibit 99.1

Investor Overview August 2025

DISCLAIMER 2 This presentation by WhiteFiber, Inc. (“WhiteFiber,” the “Company,” “we,” “our,” and “us”) is provided for informational purposes only so that you can familiarize yourself with the Company. Although the Company believes the information contained herein is accurate in all material respects, the Company does not make any representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. You should not construe the contents of this presentation or other information we provide at the meeting as accounting, legal or tax advice or investment recommendations. Forward - Looking Statements This presentation may include express or implied forward - looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, and expected market growth, are forward - looking statements. In some cases, you can identify forward - looking statements by words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Forward - looking statements contained in this presentation include, but are not limited to, statements about our ability to scale our business and acquire new data centers; the implementation of our business model and strategic plans; our ability to commercialize, manage and grow our business by acquiring new customers; our ability to compete with other companies engaged in our industry; our expectation about market trends; estimates of our expenses, future revenue, capital requirements, needs for additional financing and our ability to obtain additional capital; general economic, industry, and market conditions; and our future financial performance. You should not rely on forward - looking statements as predictions of future events. We have based the forward - looking statements contained in this presentation primarily on our current expectations, estimates, forecasts, and projections about future events and trends that we believe may affect our business, financial condition, results of operations, and prospects. Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentation, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward - looking statements will be achieved or occur at all. The outcome of the events described in these forward - looking statements is subject to risks, uncertainties, and other factors. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward - looking statements contained in this presentation. These forward - looking statements are subject to a number of risks and uncertainties, as set forth the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward - Looking Statements and Risk Factors Summary” in our prospectus filed pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 8, 2025 and other factors identified in the documents that we have filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements The forward - looking statements made in this presentation relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward - looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward - looking statements, and you should not place undue reliance on our forward - looking statements. Use of Projections This presentation contains projected financial information with respect to WhiteFiber, including the results of our investments and build - out costs, and the financial information included in WhiteFiber's long - term target operating model and illustrative unit economics. Such projected financial information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither of the independent registered public accounting firms of WhiteFiber or Enovum Data Centers Corp. have audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Since the financial projections cover multiple years, such information by its nature becomes less reliable with each successive year. Financial Information; Non - GAAP Measures Some of the historical financial information contained in this presentation is unaudited and does not conform to Regulation S - X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any future filing with the SEC. In addition, this presentation also includes financial information , such as EBITDA and Adjusted EBITDA, that has not been prepared in accordance with the accounting principles generally accepted in the United States (“GAAP”). WhiteFiber believes these non - GAAP financial measures, in addition to corresponding GAAP measures, are useful to investors by providing meaningful information about operational efficiency compared to its peers by excluding the impacts of differences in tax jurisdictions and structures, debt levels and capital investment. Management believes Adjusted EBITDA is a useful performance measure because it allows for an effective evaluation of the Company’s operating performance by excluding stock - based compensation and unrealized gains and losses on benefit plan investments as they are considered non - cash and not part of the Company’s core operations. The Company also excludes the one - time, non - recurring costs associated with the Reorganization of WhiteFiber from Bit Digital as those are not expected to continue. Rating agencies and investors will also use EBITDA and Adjusted EBITDA to calculate WhiteFiber’s leverage as a multiple of EBITDA and Adjusted EBITDA. WhiteFiber’s management uses these non - GAAP financial measures in conjunction with GAAP results when evaluating its operating results internally and calculating compensation packages and leverage as a multiple of EBITDA and Adjusted EBITDA to determine the appropriate method of funding operations of the Company. EBITDA is calculated by adding back income taxes, interest expense and depreciation, amortization expense to net income. Adjusted EBITDA is calculated by adding back unrealized gains and losses on benefit plan investments, stock - based compensation and one - time separation costs, to EBITDA. These non - GAAP financial measures should not be considered as alternatives to, or more meaningful than, GAAP financial measures such as net income and is intended to be helpful supplemental financial measures for investors’ understanding of WhiteFiber’s operating performance. WhiteFiber’s non - GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ EBITDA and Adjusted EBITDA measures having the same or similar names. For reconciliations to the most directly comparable GAAP measure, see the Appendix. Industry and Market Data This presentation also contains market data and industry forecasts from certain third - party sources of information, including publicly available industry publications and subscription - based publications. None of such data and forecasts was prepared specifically for us. No third - party source that has prepared such information has reviewed or passed upon our use of the information in this presentation, and no third - party source is quoted or summarized in this presentation as an expert. We believe these data are reliable, but we have not independently verified the accuracy of this information and make no representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation.

THE AI INFRASTRUCTURE COMPANY 3 Data Center and Cloud Solutions for AI Workloads

WHITEFIBER TEAM Sam Tabar Chief Executive Officer > Bit Digital – Chief Executive Officer > Bank of America – Head of Capital Strategy > Skadden, Arps – Lawyer, Mergers and Acquisitions Eric Huang Chief Financial Officer > Bit Digital – Chief Financial Officer > Long Soar Technology Limited – Co - Founder and Advisor > Bitotem Investment Management Limited – Founder and CEO Ben Lamson Head of Revenue > Bit Digital – Head of Revenue > DigitalOcean – Head of Paperspace Revenue at DigitalOcean > Paperspace – Chief Revenue Officer Billy Krassakopoulos President > Enovum Data Centers – Chief Executive Officer > Estruxture Data Centers – Vice President > Netelligent Hosting Services – Founder 4

SELECT WHITEFIBER BOARD MEMBERS David Andre Independent Director > Google – Chief Science Officer at X, The Moonshot Factory > Cerebellum Capital – CEO, CTO Co - Founder > BodyMedia – Director of Research Pruitt Hall Independent Director > Kirkland – Director, Mission Critical Services > Falk Integrated Technologies – Director of Technology Services 5

AI MARKET CHALLENGES 6 (1) McKinsey & Company’s upper - range scenario. Source: McKinsey & Company – “AI power: Expanding data center capacity to meet growing demand” (2024). OUTDATED COMPUTE AND INFRASTRUCTURE Current data centers and CPUs inadequate for AI training and inference INEFFECTIVE SERVICES Many users are unable to optimize performance of GPUs POWER SHORTAGE 298 GW needed for data centers by 2030 (1) Shortage of concentrated power for urban data centers DATA CENTER SCALE

GLOBAL DATA CENTER DEMAND (1) GLOBAL CLOUD AI MARKET (3) ~70% of 2030 data center demand expected to be for generative AI (1) WHITEFIBER MARKET OPPORTUNITY 7 (1) McKinsey & Company’s midpoint range of outcomes. Source: McKinsey & Company – “AI power: Expanding data center capacity to meet growing demand” (2024). (2) McKinsey & Company’s upper - range scenario. Source: McKinsey & Company – “AI power: Expanding data center capacity to meet growing demand” (2024). (3) Source: Mordor Intelligence – “Cloud AI Market Size & Share Analysis - Growth Trends & Forecasts“ (2024). (4) Source: McKinsey & Company – “AI in the workplace: A report for 2025” (2025). Estimate projected over the next three years. ~92% of companies plan to increase generative AI investments (4) (2)

STRATEGIC RELATIONSHIPS WHITEFIBER AT A GLANCE 8 Source: Company information as of June 30, 2025; Note: All MW reflected on a gross basis. (1) Pipeline defined as data center sites for sale and under evaluation by management as of June 30, 2025. (2) Total NC - 1 power capacity of at least 99.0 gross MW within four years with additional expansion capacity potentially available. Initial power availability 24.0 gross MW. (3) Includes customers that have signed definitive agreements but are not yet generating revenue. MTL - 1 4.0 MW MTL - 3 6.6 MW NC - 1 (2) 99.0 MW Footprint Pipeline (1) : ~ 1.3 GW MTL - 2 5.0 MW MW Online by YE 2025E ~16 MW Online by YE 2026E ~76 GW Pipeline ~1.3 NVIDIA GPUs Deployed ~4,500 Customers (3) 23 Deep Tech Accelerated Cloud Offering

INVESTMENT HIGHLIGHTS 9 (1) McKinsey & Company’s upper - range scenario. Source: McKinsey & Company – “AI power: Expanding data center capacity to meet growing demand” (2024). (2) Source: Mordor Intelligence – “Cloud AI Market Size & Share Analysis - Growth Trends & Forecasts“ (2024). (3) Source: Company estimate for industry average. (4) Data center pre - tax IRR assumes ~$9.0M of capital expenditure and ~$1.6M of revenue per gross MW of data center capacity with a ~75% EBITDA margin. Assumes disposition cap rate of 7.0% on a five - year period. GPU pre - tax IRR assumes ~$42k in capital expenditure per B200 GPU and $20k for first year revenue with a ~77.5% EBITDA margin. (5) Pipeline defined as data center sites for sale and under evaluation by management as of June 30, 2025. Significant and Growing Opportunity for Our Solutions > ~298 GW Global Data Center Capacity Demand by 2030E (1) > ~$363B Global Cloud AI Market by 2030E (2) Differentiated and Efficient Approach > Retrofit strategy addresses customer needs faster than greenfield solutions (3) > Buildout cost $7M - $9M per gross MW, up to 40% lower than greenfield (3) High ROI Solutions > ~30% estimated unlevered returns for data centers and cloud services (4) Robust HPC Data Center Portfolio and Pipeline > Four facilities with 115 gross MW of capacity expected within four years > Broader pipeline of ~1.3 gross GW (5) Deeply Experienced Team > Senior operating team with about 15 years of experience on average for each individual in the data center and cloud services industries Clean Capital Structure to Support Growth > Low - cost bank debt and common stock

SCALING INTO CUSTOMER DEMAND 10 Dec. 2024 MTL - 2 Ƒ 5.0 MW Colocation Agreement Jan. 2025 Jul. 2024 Established Partnership Apr. 2025 NC - 1 Ƒ 24 MW Ƒ 99.0 MW (1) MTL - 3 Ƒ 6.6 MW Jan. 2024 Launch Cloud Services Jun. 2025 Financing Source: Company information; Note: all MW reflected on a gross basis. (1) Total NC - 1 power capacity of at least 99.0 MW within four years with additional expansion capacity potentially available. Deal signed in April 2025 and closed in May 2025. Oct. 2024 MTL - 1 Ƒ 4.0 MW Acquired Data Center Platform

OUR DATA CENTERS MEET THE STRINGENT DEMAND OF AI CUSTOMERS High Power Density and Robust Bandwidth Concurrent Maintainability 99.982% Uptime and No More than 1.6 Hours of Downtime Annually Infrastructures Supporting AI Workloads Differentiated Software Supporting AI Workloads Advanced and Highly Reliable Cooling Systems Uninterruptible Power Supply Strict Monitoring and Management Systems N+1 Redundancy Architecture ADDRESSING THE UNMET DEMAND FOR TIER - 3 DATA CENTERS 11 SOC 2 Type 2 Source: Uptime Institute.

DATA CENTER SITE SELECTION DISCIPLINED SITE SELECTION LEADS TO SUPERIOR RETURN SOLUTIONS 12 > Positioned for low - latency to address long - term, specialized AI computing inference needs PROXIMITY TO METROPOLITAN AREAS > Retrofit with cooling, security, redundancy, and network equipment to support AI - optimized hardware > Accelerated time - to - market and realized revenue (1) > Buildout cost per gross MW of $7M - $9M (up to 40% cheaper than greenfield solutions) (1) RETROFIT OPPORTUNITIES > Smaller sites reduce risk, while certain larger sites can lend themselves to more efficient modular development SMALLER OR SUPPORTS MODULARITY > Suitable for discerning customers beyond the largest hyperscalers ADDRESSES CUSTOMER DEMAND > Locate sites with locked - in future power to expand over time POWER ACCESS TYPICAL CRITERIA BENEFITS (1) Source: Company estimate for industry average.

DATA CENTER PORTFOLIO 13 (1) MTL - 1’s full capacity is occupied under lease agreements with an average duration of approximately 30 months as of May 30, 2025. (2) Phase 1 capacity represents 24 gross MW. (3) Source: Pitchbook, latest post - money valuation. (4) Subject to up to $8.0M earnout if Duke Energy provides an Electric Services Agreement for at least 99.0 MW within two years of acquisition of NC - 1. MTL - 2 5 Gross MW Capacity: 100% contracted Customer: WhiteFiber Cloud IT Load: 3 MW Average Term: 5 years > Cloud customers procured through WhiteFiber Cloud Services MTL - 3 6.6 Gross MW Capacity: 100% contracted Customer: Cerebras Systems IT Load: 5 MW Average Term: 5 years > Cerebras builds computer systems for AI / deep learning applications > Cerebras Valuation: $4.25B (3) NC - 1 99 Gross MW Capacity: Under LOI (2) Customer: Pending Contract (2) IT Load: 20 MW (2) Expected Average Term: 7 years (2) > LOI is with a private company providing cloud computing for AI companies > Private Company Valuation: $3B+ (3) MTL - 1 4 Gross MW Fully Owned COD: Targeted Q4 2025 Lease with Purchase Option COD: Targeted Q4 2025 Fully Owned COD: Targeted Q1 2026 Leased with Purchase Option COD: Jan. 2021 Capacity: 100% contracted Customer: Multiple Customers IT Load: 3 MW Average Term: 2.5 years (1) > MTL - 1’s full capacity is occupied by 14 customers across a variety of end markets Acquired with Enovum 633.5M CAD 624.2M CAD Purchase Option 645M USD + Earnout (4)

99 MW Total Target Expanded Gross Capacity (1) 24 MW Phase 1 Gross Capacity 100% (2) Phase 1 Gross Capacity Under LOI ~1,000,000 Leasable Square Feet 100% Ownership ~653M Purchase Price (Incl. Earnout) ~60.05 per kWh Energy Cost Duke Energy Power Provider TRANSACTION SUMMARY NC - 1 SITE OVERVIEW 14 > Expecting approximately $230M of revenue for Phase 1 over 7 years (2) > Large retrofit project Ƒ expected reduced cost and expedited build time > Located in data center hub; eight hyperscaler data centers within 100 - mile radius > To be developed in modular segments KEY HIGHLIGHTS (1) Per the Duke Energy Capacity Agreement, Duke Energy agreed to commercially reasonable efforts to achieve 24.0 MW of service by September 2025, 40.0 MW by April 2026, 99.0 MW within four years. Management believes NC - 1 may receive up to 200.0 gross MW of power supply over time subject to infrastructure upgrades and other conditions. (2) For initial 24.0 gross MW; Reflects potential revenue to be generated based on the terms of an LOI with a potential customer, which is subject to execution of definitive agreements.

CLOUD SERVICES 15 > Compute available for lease > High performance > Scalability with growth > Secure solutions CUTTING - EDGE GPUs TECH - DRIVEN OPTIMIZATION ~90% of Deployed GPUs under Reserve Contract (1) 8 Customers CLOUD CUSTOMER REQUIREMENTS GO TO MARKET APPROACH > Sourcing customers from inbound and outbound outreach > Channel sales via partnerships (1) As of June 30, 2025.

MAXIMUM PERFORMANCE > Optimize each layer of stack by hardware generation > Superior solutions across software, hardware, and design HIGH - TRUST CLUSTERS > Customer - specific security envelope > Security parameters designed into implementation 16 (1) Technology solutions expected to be rolled out in Q1 2026, per management estimates. WHITEFIBER CLOUD TECHNOLOGY (1) PURPOSE BUILT TO ACHIEVE:

CROSS - DATA CENTER WORKLOADS 17 OPTIMIZE PERFORMANCE • Low - latency offering for inference needs • Provide compute closer to end - user • 80 - kilometer range OVERCOME SCALE LIMITATIONS • Seamlessly expand across sites • Avoid single data center power and space constraints BUILT - IN REDUNDANCY • Geographic load balancing • Minimize risk of single point of failure • Disaster recovery setup Operate GPU Clusters Across Multiple Data Centers Note: Cross - data workload technology expected to be commercially available in Q1 2026 per management estimates.

DATA CENTER CAPACITY GROWTH 19 WhiteFiber Data Center Gross MW Online Cadence 4 MW +5 MW +7 MW +24 MW +16 MW +20 MW 4 MW 4 MW 16 MW 40 MW 76 MW 2Q25 3Q25 4Q25 1Q26 Souíce: Company infoímation. (1) Pipeline defined as data centeí sites foí sale and undeí evaluation by management and could include amounts potentially deíivable fíom NC - 1 depending on poweí deliveíy cadence 4Q26 MTL - 1 MTL - 2 MTL - 3 NC - 1 Phase 1 NC - 1 Phase 2 Pipeline (1)

WHITEFIBER UNIT ECONOMICS COMPLEMENTARY SEGMENTS WITH ATTRACTIVE STANDALONE ECONOMICS 18 ~68M Equipment Capital Expenditure (1) ~75% EBITDA Margin ~61M Land Capital Expenditure (1) ~61.6M Revenue per Gross MW ~642k B200 GPU Model Capital Expenditure 75 - 80% EBITDA Margin ~620k Year - 1 Revenue per GPU 2.6 Years Payback Period Unlevered Pre - Tax IRR ~30% Unlevered Pre - Tax IRR (2) ~30% Source: Historical company information and management estimates which reflect management expectations regarding the successful execution of its plan, including expectations of executing definitive agreements with data center sites and both data center and cloud customers, expectations regarding buildout costs, obtaining funding at expected prices, obtaining access to MW power as expected, obtaining access to GPUs as expected, and costs data centers, cloud services, and other costs to be incurred as expected. These are all also subject to the risk factors noted in the documents that we have filed, or will file, with the SEC.; Note: Financial performance is subject to the impacts of tariffs and international trade. All figures in U.S. dollars and represents management assumptions, results not guaranteed.; Note: (1) Representative of CapEx per 1 MW gross capacity.; (2) Assumes disposition cap rate of 7.0% on a five - year holding period. Cloud Services Data Centers

FINANCIAL RESULTS 20 Source: Company information. (1) Includes Equipment Leasing revenue $0.6M in FY2024 and $0.7M in LTM Q1 2025.. Data Center Revenue Cloud Services Revenue (1) Combined Revenue Enovum acquired in October 2024 and financials do not include results prior to this period

APPENDIX ʙ

1Q 2025 1Q 2024 FY 2024 ($ in thousands) 616,768 68,196 647,639 Revenue ($6,651) ($3,157) ($20,216) Operating costs and expenses Cost of revenue (exclusive of depreciation) (3,830) (2,882) (16,511) Depreciation and amortization expenses (4,244) (1,197) (10,284) General and administrative expenses (614,724) (67,236) (647,011) Total operating expenses 62,043 6933 6628 Income from operations ($21) $84 $1,616 Other income, net 62,022 61,017 62,244 Income before provision for income taxes ($595) ($190) ($874) Income tax expenses 61,428 6827 61,370 Net income GAAP HISTORICAL INCOME STATEMENT 22 Note: Numbers may not sum due to rounding.

1Q 2025 1Q 2024 FY 2024 ($ in thousands) 61,428 6827 61,370 Net income $3,830 $2,882 16,511 Depreciation and amortization expenses 595 190 874 Income tax (benefits)/expense 65,852 63,898 618,755 EBITDA $138 $91 $3,171 Share - based compensation expenses 65,990 63,990 621,926 Adjusted EBITDA ADJUSTED EBITDA RECONCILIATION 23 Note: Adjusted EBITDA is a non - GAAP measure. Note: Numbers may not sum due to rounding.